Filed pursuant to Rule 497(a)(1)

File No. 333-189805

Rule 482 AD

Oxford Lane Capital Corp.	PRESS RELEASE
8 Sound Shore Drive, Suite 255 Greenwich, CT 06830 (203) 983-5275 http://www.oxfordlanecapital.com	Contact: Dan Kashdin 203-661-2916

FOR IMMEDIATE RELEASE

Oxford Lane Capital Corp. Announces Results of Rights Offering

Greenwich, CT – 3/4/2014 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC, OXLCP and OXLCO) announced today the results of its non-transferable rights offering, which expired on March 3, 2014. The rights offering, which was over-subscribed, is expected to result in the issuance of 4,021,373 additional shares of the Company’s common stock. The foregoing results are based upon the subscriptions for shares received, and remain subject to receipt of final payment for such shares in accordance with the terms and conditions of the rights offering.

Estimated net proceeds after payment of dealer-manager fees are expected to be approximately $65.6 million, before expenses. The net proceeds will be used by the Company for acquiring new investments in accordance with its investment objective and strategies, and for general working capital purposes. The subscription price for the rights offering was $17.00 per share.

The Company issued to its stockholders of record as of February 4, 2014 non-transferable rights to subscribe for up to 4,021,373 shares of the Company’s common stock. Record date stockholders received one right for each outstanding share of common stock owned on the record date. The rights, which entitled holders to purchase one new share of common stock for every two rights held, were not listed for trading on the NASDAQ Global Select Market or any other stock exchange.

Deutsche Bank Securities and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), acted as the dealer managers for the rights offering.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company carefully before investing. This information can be found in the Company’s prospectus supplement, dated February 10, 2014, and the accompanying base prospectus contained therein (collectively, the “Prospectus”), a copy of which may be obtained by contacting the Information Agent, Georgeson Inc. at (866) 856-4733. An investor should carefully read the Company’s Prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s Prospectus, including the dilutive effect the offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The offering may be made only by means of the Prospectus, copies of which may be obtained from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611); and Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541).

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing total return by investing in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the Company’s prospectus supplement, dated February 10, 2014, and the accompanying base prospectus contained therein.  We undertake no obligation to update such statements to reflect subsequent events.

For further information regarding the offering please contact the Information Agent:

Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Toll-free: (866) 856-4733
Broker-dealers and nominees may call (212) 440-9800